SECURITIES AND EXCHANGE COMMISSION

                           	Washington, D.C. 20549


                                    	FORM 8-K

                                  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 21, 1999


                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)


       Delaware                   001-02217             58-0628465
   (State or other               (Commission           (IRS Employer
     jurisdiction                File Number)        Identification No.)
  of incorporation)



                    One Coca-Cola Plaza
                    Atlanta, Georgia                   30313
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code: (404)676-2121

Item 5.  Other Events

On December 21, 1999, Standard & Poor's lowered its ratings for The Coca-Cola Company, among other entities, as described in a press release of Standard & Poor's attached as Exhibit 99.





Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

     99	  Press release of Standard & Poor's issued
          December 21, 1999

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE COCA-COLA COMPANY
							                                    (REGISTRANT)


Date:  December 21, 1999              By:/s/ Gary P. Fayard
                                      --------------------------
                                         Gary P. Fayard
                                         Senior Vice President and
                                         Chief Financial Officer

                                Exhibit Index



 Exhibit No.
 -----------
     99		           Press release of Standard & Poor's issued
                    December 21, 1999